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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               September 25, 2000


                      ELECTRONIC TELE-COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

         Wisconsin                0-13981                    39-1357760
 (State of incorporation) (Commission file number) (IRS employer identification number)

  1915 MacArthur Road     Waukesha, Wisconsin                     53188
   (Address of principal executive offices)                     (Zip code)

       Registrant's telephone number, including area code: (262) 542-5600

                                       N/A
          (Former name or former address, if changed since last report)



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Item 4.  Changes in Registrant's Certifying Accountant.

As previously reported in a Current Report on Form 8-K dated June 30, 2000, which is incorporated herein by reference, Ernst & Young LLP notified Electronic Tele-Communications, Inc. ("ETC" or the "Company") on June 30, 2000, that it was resigning as its independent auditors.

On September 25, 2000, the Board of Directors of ETC, upon recommendation by its Audit Committee, approved the engagement of Wipfli Ullrich Bertelson LLP as its independent auditors for the year ended December 31, 2000, to replace the firm of Ernst & Young LLP.

ETC provided Ernst & Young LLP with a copy of the above disclosure and requested they furnish ETC a letter addressed to the Commission stating whether they agree with the above statements made by the Company in response to Item 304(a). A copy of that letter dated September 28, 2000 is filed as Exhibit 1 to this Form 8-K.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              Exhibit 1  Letter from Ernst & Young LLP dated September 28, 2000






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ELECTRONIC TELE-COMMUNICATIONS, INC.





Date:  September 28, 2000              /s/ Jeffrey M. Nigl
                                       -------------------------------------
                                       Jeffrey M. Nigl, Vice President,
                                       Treasurer and Chief Financial Officer






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